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                                                                    EXHIBIT 23.2




            Consent of Independent Registered Public Accounting Firm



        We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated April 27, 2004, in Amendment No. 3 to the Registration Statement (Form S-1 No. 333-116301) and related Prospectus of BioNumerik Pharmaceuticals, Inc. for the registration of 5,750,000 shares of its common stock.


                                                       /s/ Ernst & Young LLP


San Antonio, Texas
March 18, 2005